SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Allspring Multi-Sector Income Fund
(Name of Registrant as Specified in Its Charter)

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ALLSPRING MULTI-SECTOR INCOME FUND

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 7, 2022

525 Market Street, 12th Floor, San Francisco, California 94105

TO THE SHAREHOLDERS OF
ALLSPRING MULTI-SECTOR INCOME FUND

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of the Allspring Multi-Sector Income Fund (the “Fund”) will be held on February 7, 2022 at 10:30 a.m. Pacific time, at the principal office of the Fund, 525 Market Street, 12th Floor, San Francisco, California 94105, for the following purposes:

1.	To elect three Trustees to the Board of Trustees of the Fund to serve for the term indicated herein and until their successors shall have been duly elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on December 3, 2021 will be entitled to vote at the Meeting to the extent described in the accompanying proxy statement.

It is hoped that you will attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible or vote by telephone or Internet. Any shareholder attending the Meeting can vote in person even though a proxy may have already been designated by the shareholder. Instructions for the proper execution of the proxy card, as well as instructions on how to vote by telephone and Internet, are set forth at the end of the proxy statement.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE.

By Order of the Board of Trustees,

R. Matthew Prasse

Secretary

December 31, 2021

ALLSPRING MULTI-SECTOR INCOME FUND
PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Board”) of the Allspring Multi-Sector Income Fund (the “Fund”) for the Annual Meeting of Shareholders (the “Meeting”) to be held at 525 Market Street, 12th Floor, San Francisco, California 94105, on February 7, 2022 at 10:30 a.m. Pacific time. If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement by mail, vote by telephone or Internet, or attend the Meeting in person. (See “Instructions for Executing Proxy Card” at the end of this proxy statement for voting instructions.) If you wish to attend the Meeting in person, please call the Fund’s proxy solicitor, Computershare Fund Services, at 866-209-5784 for instructions.

Special Note Regarding the Meeting
We intend to hold the Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving coronavirus (COVID-19) situation. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our website (allspringglobal.com), and we encourage you to check this website prior to the Meeting if you plan to attend.

This proxy statement, the accompanying Notice of Annual Meeting of Shareholders, the proxy card and the Annual Report for the Fund for the fiscal year ended October 31, 2021 will be first sent to shareholders on or about December 31, 2021.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 7, 2022.

You may obtain a copy of this proxy statement, the accompanying Notice of Annual Meeting of Shareholders, the proxy card and the Annual Report for the Fund for the period ended October 31, 2021 without charge by visiting the website indicated on your proxy card.

PROXY SOLICITATION

The Board intends to bring before the Meeting the matter set forth in the accompanying notice. Holders of common shares (“Shares”) of the Fund (“Shareholders”) are being asked to vote for the re-election of Messrs. Timothy Penny and James Polisson and Ms. Pamela Wheelock as Trustees. You can vote by returning your properly executed proxy card in the envelope provided or you may vote by telephone or Internet by following the instructions at the end of this proxy statement. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) exactly as you have indicated. If you return a signed proxy card but no choice is specified, your Shares will be voted FOR the election of each of the nominees named in the enclosed proxy card.

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If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Fund. Shareholders, including a broker who may hold Shares on your behalf, may revoke a proxy prior to the Meeting by giving timely written notice of such revocation to the Fund at the address above, by submitting a subsequent proxy timely and in accordance with the methods prescribed by this proxy statement, or by attending the Meeting and voting in person.

The Fund’s Third Amended and Restated Agreement and Declaration of Trust (the “Declaration”) provides that the holders of thirty-three and a third percent (33 1/3%) of the Shares issued and outstanding, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. With regard to the election of Trustees, votes may be cast FOR all nominees or votes may be WITHHELD either with respect to all of the nominees or any individual nominee. Abstentions, broker non-votes (i.e., Shares held by brokers or nominee entities as to which (i) instructions have not been received from the beneficial owners or other persons entitled to vote and (ii) the broker or nominee entity does not have discretionary voting power on a particular matter), and votes that are withheld will count for purposes of determining whether a quorum is present but will have no effect with respect to the election of Trustees.

A plurality vote of the shares represented in person or by proxy at the Meeting and entitled to vote is required for the election of Trustees.

In the event a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to a proposal. The persons named as proxies will vote in favor of an adjournment those votes that may be voted in favor of the proposal. The persons named as proxies will vote against any such adjournment those votes marked as withheld. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the Shares represented at the Meeting, either in person or by proxy; or by the chair of the Meeting, in his or her discretion. Abstentions and broker non-votes will not be voted on a motion to adjourn.

Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which the Fund has received sufficient votes to approve a matter being recommended for approval by the Board, the Fund may request that brokers and nominee entities, in their discretion, withhold or withdraw submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

The Fund will bear the costs typically associated with the election of Trustees. Solicitation may be undertaken by mail, telephone, facsimile and personal contact. The Fund has engaged Computershare Fund Services to solicit proxies from brokers,

Allspring Multi-Sector Income Fund Proxy Statement | 2

banks, other institutional holders and individual Shareholders for a fee of approximately $3,396. This fee will be borne by the Fund.

Voting Securities and Principal Holders Thereof

Shareholders of record at the close of business on December 3, 2021 are entitled to vote at the Meeting or any adjournment thereof to the extent set forth in this proxy statement. As of December 3, 2021 the Fund had outstanding 28,092,072 Shares. Each Share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar as to any matter on which the Share is entitled to vote.

Listed below are entities that have made filings with the Securities and Exchange Commission (“SEC”) disclosing beneficial ownership of 5% or more of the outstanding Shares of the Fund as of December 3, 2021. The filings are available at the SEC’s website (www.sec.gov).

Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
Common (94987D101)	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,237,291	7.97%[1]
1.	The filing by the listed entities indicates that the entities share dispositive power over the securities.

As of December 3, 2021, the officers and Trustees of the Fund as a group beneficially owned in the aggregate less than 1% of the Shares of the Fund and, together with their immediate family members, less than 1% of the outstanding securities of Allspring Global Investments Holdings, LLC, the parent company of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment adviser. Additionally, the officers and Trustees of the Fund as a group beneficially owned in the aggregate less than 1% of the outstanding securities of the Fund’s sub-advisers, Allspring Global Investments, LLC (“Allspring Investments”) and Allspring Global Investments (UK), Limited (“Allspring UK”).

I. ELECTION OF TRUSTEES (PROPOSAL 1)

The Board has nominated three persons for election to the Fund’s Board. Each of these nominees currently serves on the Fund’s Board and is thus sometimes referred to as a “nominee Trustee”. In accordance with the Declaration, the Trustees have been divided into three classes (each a “Class”): Class I, Class II and Class III. The Trustees in each Class serve until the annual meeting for the year indicated: Class I, 2023; Class II, 2024; and Class III, 2025; or, if later, until their respective successors are elected and qualified. At each subsequent annual meeting, the persons elected to the Class of Trustees whose terms are expiring will generally be nominated for a three-year term. Staggered terms are adopted by many closed-end fund boards and can have the effect of promoting greater stability and long-term perspective. Staggered terms also

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have the effect of limiting the ability of other entities or persons to acquire control of a board by delaying replacement of a majority of the board. If any nominee Trustee for any reason becomes unable to serve or is unwilling to serve, the persons named as proxies in the enclosed proxy card, in consultation with the Board, will vote for the election of such other person or persons as they may consider qualified. Each of the three nominee Trustees has agreed to continue to serve as a Trustee on the Board if elected by Shareholders. The nominee Trustees for Class III are expected to serve the full term until the 2025 annual meeting.

The Board of the Fund proposes the following nominee Trustees for election at the Meeting:

Nominee Trustee	Class	Expiration of Term if Elected
Timothy J. Penny	Class III	2025[1]
James G. Polisson	Class III	2025[1]
Pamela Wheelock	Class III	2025[1]
1.	Or, if later, until their respective successors are elected and qualified.

You cannot vote by proxy for anyone other than the three nominee Trustees currently proposed to serve on the Board.

Trustee and Nominee Trustee Information

The following table contains specific information about each Trustee and nominee Trustee, as of October 31, 2021, including: name and year of birth, principal occupation(s) during the past five years or longer, position held with the Fund, length of time served, any other directorships held outside the Allspring Funds family of funds (the “Fund Complex”) and number of portfolios in the Fund Complex overseen by such Trustee and nominee Trustee. The address for each Trustee and nominee Trustee is c/o Allspring Multi-Sector Income Fund, 525 Market Street, 12th Floor, San Francisco, California 94105. The Board has established a standing Nominating and Governance Committee, a standing Audit Committee and a standing Valuation Committee, each of which is made up of the Trustees listed in the table below.

Allspring Multi-Sector Income Fund Proxy Statement | 4

Name and Year of Birth	Position Held with Fund/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee During Past 5 Years
Class I - Non-Interested Trustees to serve until 2023 Annual Meeting of Shareholders
Isaiah Harris, Jr., 1952	Trustee, since 2010; Audit Committee Chair, since 2019

Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).

			139	CIGNA Corporation
David F. Larcker, 1950	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	139	None

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Name and Year of Birth	Position Held with Fund/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee During Past 5 Years
Olivia S. Mitchell, 1953	Trustee, since 2010; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	139	None
Class II - Non-Interested Trustees to serve until 2024 Annual Meeting of Shareholders
William R. Ebsworth, 1957	Trustee, since 2015

Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.

			139	None

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Name and Year of Birth	Position Held with Fund/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee During Past 5 Years
Jane A. Freeman, 1953	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	139	None
Judith M. Johnson, 1949[2]	Trustee, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	139	None
Class III - Non-Interested Nominee Trustees to serve until 2025 Annual Meeting of Shareholders
Timothy J. Penny, 1951	Trustee, since 2010; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	139	None

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Name and Year of Birth	Position Held with Fund/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee During Past 5 Years
James G. Polisson, 1959	Trustee, since 2018

Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.

			139	None

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Name and Year of Birth	Position Held with Fund/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee During Past 5 Years
Pamela Wheelock, 1959	Trustee, since January 2020; previously Trustee from January 2018 to July 2019

Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.

			139	None
1.	As of October 31, 2021, the Fund Complex consisted of 139 funds.
2.	Ms. Johnson has resigned from the Board effective December 31, 2021.

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The following table contains specific information about the dollar range of equity securities beneficially owned by each Trustee and nominee Trustee in the Fund and the aggregate dollar range of equity securities in other funds in the Fund Complex overseen by the Trustees.

Name of Trustee	Dollar Range of Equity Securities in the Fund as of October 31, 2021	Aggregate Dollar Range of Equity Securities in the Fund Complex as of October 31, 2021
Non-Interested Nominee Trustees
Timothy J. Penny	$1-$10,000	Over $100,000
James G. Polisson	$10,001-$50,000	Over $100,000
Pamela Wheelock	$1-$10,000	Over $100,000
Non-Interested Trustees
William R. Ebsworth	$10,001-$50,000	Over $100,000
Jane A. Freeman	$1-$10,000	Over $100,000
Isaiah Harris, Jr.	$1-$10,000	Over $100,000
Judith M. Johnson	$1-$10,000	Over $100,000
David F. Larcker	$1-$10,000	Over $100,000
Olivia S. Mitchell	$1-$10,000	Over $100,000

The Board of Trustees and Its Leadership Structure

Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged Allspring Funds Management to manage the Fund on a day-to-day basis. The Board is responsible for overseeing Allspring Funds Management and other service providers in the operation of the Fund in accordance with the provisions of the Investment Company Act of 1940 (the “1940 Act”), applicable provisions of Delaware law, other applicable laws and the Declaration.

The Board is currently composed of nine members, each of whom is not an “interested person” of the Fund, as defined in the 1940 Act (an “Independent Trustee”). The Board currently conducts regular in-person meetings five times a year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.

The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with respect to governance-related matters with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. Timothy Penny serves as Chairman of the Board. In order to assist the Chairman in maintaining effective communications with

Allspring Multi-Sector Income Fund Proxy Statement | 10

the other Trustees and Allspring Funds Management, the Board has appointed a Chair Liaison to work with the Chairman to coordinate Trustee communications and to help coordinate timely responses to Trustee inquiries relating to board governance and fiduciary matters. The Chair Liaison serves for a one-year term, which may be extended with the approval of the Board. Ms. Freeman serves as Chair Liaison. Except for any duties specified herein or pursuant to the Declaration, the designation of Chairman or Chair Liaison does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board also has established a Nominating and Governance Committee, an Audit Committee and a Valuation Committee to assist the Board in the oversight and direction of the business and affairs of the Fund and from time to time may establish informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. Additionally, the Board has established an investment team to review in detail the performance of the Fund, to meet with portfolio managers, and to report back to the full Board. The Board occasionally engages independent consultants to assist it in evaluating initiatives or proposals. The Board believes that the Board’s current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

As noted above, the Board has established a standing Nominating and Governance Committee, a standing Audit Committee and a standing Valuation Committee to assist the Board in the oversight and direction of the business and affairs of the Fund. The Nominating and Governance Committee and Audit Committee operate pursuant to charters approved by the Board. The Valuation Committee’s responsibilities are set forth in Valuation Procedures approved by the Board. Each Independent Trustee is a member of the Fund’s Nominating and Governance Committee, Audit Committee and Valuation Committee.

Nominating and Governance Committee. Except with respect to any trustee nomination made by an eligible Shareholder or Shareholder group as permitted by applicable law and applicable provisions of the Declaration and By-Laws of the Fund, the Nominating and Governance Committee shall make all nominations for membership on the Board. The Nominating and Governance Committee shall evaluate each candidate’s qualifications for Board membership and his or her independence from the Fund’s investment adviser and sub-adviser and, as it deems appropriate, other principal service providers. Olivia Mitchell serves as the Chair of the Nominating and Governance Committee.

The Nominating and Governance Committee has adopted procedures by which a Shareholder may properly submit a nominee recommendation for the Nominating and Governance Committee’s consideration, which are set forth in Appendix A to the

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Fund’s Nominating and Governance Committee Charter. The Shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive office of the Fund. The Nominating and Governance Committee has full discretion to reject candidates recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Nominating and Governance Committee will be nominated for election to the Board. For more information relating to Shareholder recommendations, please see the Fund’s Nominating and Governance Committee Charter attached as Exhibit A.

The Nominating and Governance Committee may from time-to-time propose nominations of one or more individuals to serve as members of an “advisory board,” as such term is defined in Section 2(a)(1) of the 1940 Act.

Valuation Committee. The Board has delegated to the Valuation Committee the authority to take any action regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of securities between regularly scheduled Board meetings in instances where that determination has not otherwise been delegated to the valuation team of Allspring Funds Management (“Management Valuation Team”). The Board considers for ratification at each quarterly meeting any valuation actions taken during the previous quarter by the Valuation Committee or by the Management Valuation Team other than pursuant to Board-approved methodologies. Any one member of the Valuation Committee may constitute a quorum for a meeting of the committee.

Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies, including their internal controls over financial reporting; oversees the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and interacts with the Fund’s independent registered public accounting firm on behalf of the full Board and with appropriate officers of the Fund. Isaiah Harris, Jr. serves as the Chairman of the Audit Committee.

The Board and individual committees met the following number of times during the most recently completed fiscal year:

Number of Meetings During Last Fiscal Year
Regular Meetings	6
Special Meetings	4
Nominating and Governance Committee Meetings	3
Valuation Committee Meetings	0
Audit Committee Meetings	5

Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board and committees on which he or she served.

Allspring Multi-Sector Income Fund Proxy Statement | 12

The Board of Trustees and Risk Oversight

The Fund is subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Allspring Funds Management, the sub-advisers and other service providers (depending on the nature of the risk), who carry out the Fund’s investment management and business affairs. Each of Allspring Funds Management, the sub-advisers and other service providers have their own, independent approach to risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects and that it is necessary for the Fund to bear certain risks (such as investment-related risks) to pursue its goals. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Allspring Funds Management, sub-advisers, the Chief Compliance Officer of the Fund, the Chief Risk Officer of Allspring Funds Management, the independent registered public accounting firm for the Fund, and internal compliance auditors for Allspring Funds Management or its affiliates, as appropriate, regarding risks faced by the Fund and relevant risk functions. The Board, with the assistance of its investment teams, also reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and regularly reports to the Board regarding compliance matters for the Fund and its principal service providers. Allspring Funds Management has appointed a Chief Risk Officer to enhance the framework around the assessment, management, measurement and monitoring of risk indicators and other risk matters concerning the Fund and develop periodic reporting of risk management matters to the Board. In addition, as part of the Board’s periodic review of the Fund’s advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a management valuation team comprised of officers and employees of Allspring Funds Management, has approved and periodically reviews written valuation policies and procedures applicable to valuing the Fund portfolio investments, and has established a valuation committee of Trustees. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Qualifications of Trustees and Nominee Trustees

The Declaration does not set forth any specific qualifications to serve as a Trustee. The Charter and the Statement of Governance Principles of the Nominating and Governance Committee also do not set forth any specific qualifications, but do set

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forth certain factors that the Nominating and Governance Committee may take into account in considering Trustee candidates and a process for evaluating potential conflicts of interest, which identifies certain disqualifying conflicts.

Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Allspring Funds Management, the Fund’s sub-adviser(s), other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service, professional and/or academic positions and through experience from service as a board member of the Fund and the other funds in the Fund Complex (and/or in other capacities, including for any predecessor funds), other registered investment companies, public companies, and/or non-profit entities or other organizations. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences. The specific experience, qualifications, attributes and/or skills that led to the conclusion that a Trustee should serve as a Trustee of the Fund are as set forth below.

William R. Ebsworth. Mr. Ebsworth has served as a Trustee of the Trusts in the Fund Complex since January 1, 2015. He also served as a trustee of Asset Allocation Trust from 2015 to 2018. From 1984 to 2013, he held positions as an equities analyst, portfolio manager, and research director at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc., where he led a team of investment professionals managing client assets. Prior thereto, he served as a Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder.

Jane A. Freeman. Ms. Freeman has served as a Trustee of the Trusts in the Fund Complex since January 1, 2015, and as Chair Liaison since 2018. She also served as a trustee of Asset Allocation Trust from 2015 to 2018. From 2012 to 2014 and 1999 to 2008, Ms. Freeman served as the Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to joining Scientific Learning, Ms. Freeman was employed as a portfolio manager at Rockefeller & Co. and Scudder, Stevens & Clark. She served as a board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. She also served as a board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and as chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.

Isaiah Harris, Jr. Mr. Harris has served as a Trustee of the Trusts in the Fund Complex since 2009 and as Chair of the Audit Committee since 2019 and was an Advisory Board Member from 2008 to 2009. He also served as a trustee of Asset Allocation Trust

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from 2010 to 2018. He has been the Chairman of the Board of CIGNA Corporation since 2009, and has been a director of CIGNA Corporation since 2005. He served as a director of Deluxe Corporation from 2003 to 2011. As a director of these and other public companies, he has served on board committees, including governance, audit and compensation committees. Mr. Harris served in senior executive positions, including as president, chief executive officer, vice president of finance and/or chief financial officer, of operating companies for approximately 20 years. Mr. Harris has been determined by the Board to be an audit committee financial expert as such term is defined in the applicable rules of the SEC.

Judith M. Johnson. Ms. Johnson has served as a Trustee of the Trusts in the Fund Complex since 2008 and as Chair of the Audit Committee from 2009 to 2019. She also served as a trustee and chair of the audit committee of Asset Allocation Trust from 2010 to 2018. She served as the Chief Executive Officer and Chief Investment Officer of the Minneapolis Employees Retirement Fund for twelve years until her retirement in 2008. Ms. Johnson is a licensed attorney, as well as a certified public accountant and a certified managerial accountant. Ms. Johnson has been determined by the Board to be an audit committee financial expert as such term is defined in the applicable rules of the SEC.

David F. Larcker. Mr. Larcker has served as a Trustee of the Trusts in the Fund Complex since 2009 and was an Advisory Board member from 2008 to 2009. He also served as a trustee of Asset Allocation Trust from 2010 to 2018. Mr. Larcker is the James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus) of Stanford University. He is also the Morgan Stanley Director of the Center for Leadership Development and Research and Co-director of The Rock Center for Corporate Governance at Stanford University. He has been a professor of accounting for over 30 years. He has written numerous articles on a range of topics, including managerial accounting, financial statement analysis and corporate governance.

Olivia S. Mitchell. Ms. Mitchell has served as a Trustee of the Trusts in the Fund Complex since 2006 and as Chair of the Nominating and Governance Committee since 2018. She also served as a trustee of Asset Allocation Trust from 2010 to 2018. Ms. Mitchell is the International Foundation of Employee Benefit Plans Professor at the Wharton School of the University of Pennsylvania, where she is also Professor of Insurance/Risk Management and Business Economics/Policy. She also serves in senior positions with academic and policy organizations that conduct research on pensions, retirement, insurance, risk management, and related topics, including as Executive Director of the Pension Research Council and Director of the Boettner Center on Pensions and Retirement Research, both at the University of Pennsylvania. She has taught on and served as a consultant on economics, insurance, and risk management, served as Department Chair, advised numerous governmental entities, and written numerous articles and books on topics including retirement systems, private and social insurance, and health and retirement policy.

Timothy J. Penny. Mr. Penny has served as a Trustee of the Trusts in the Fund Complex and their predecessor funds since 1996, and Chair of the Board of Trustees since 2018.

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He also served as a trustee of Asset Allocation Trust from 2010 to 2018. He has been President and Chief Executive Officer of Southern Minnesota Initiative Foundation since 2007. He also serves as a member of the board of another non-profit organization. Mr. Penny was a member of the U.S. House of Representatives for 12 years representing Southeastern Minnesota’s First Congressional District.

James G. Polisson. Mr. Polisson has served as a Trustee of the Trusts in the Fund Complex since 2018 and was an Advisory Board member in 2017. Mr. Polisson has extensive experience in the financial services industry, including over 15 years in the ETF industry. From 2015 to July 31, 2017, Mr. Polisson was the Chief Marketing Officer of Source (ETF) UK Services, Ltd., one of the largest providers of exchange-traded products in Europe. From 2012 to 2015, Mr. Polisson was Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing firm. Prior to 2012, Mr. Polisson was Chief Executive Officer and Managing Director of Russell Investments’ global ETF business from 2010 to 2012. He was also a member of the Board of Trustees of Russell Exchange Traded Funds Trust, where he served as Chairman, President and Chief Executive Officer from 2011 to 2012. Mr. Polisson also served as Chief Marketing Officer for Barclays Global Investors from 2000 to 2010, where he led global marketing for the iShares ETF business.

Pamela Wheelock. Ms. Wheelock has served as a Trustee of the Trusts in the Fund Complex since January 2020. She previously served as a Trustee of the Trusts in the Fund Complex from January 2018 until July 2019 and was an Advisory Board member in 2017. Ms. Wheelock has been a Board member of the Destination Medical Center Economic Development Agency in Rochester, Minnesota since 2019. She was Interim President of the McKnight Foundation from January to September 2020. She served as the acting Commissioner of the Minnesota Department of Human Services from July 2019 through September 2019 and as the Human Services Manager (part-time) of the Minnesota Department of Human Services from October 2019 through December 2019. Ms. Wheelock has more than 25 years of leadership experience in the private, public and nonprofit sectors. Ms. Wheelock was the Chief Operating Officer of Twin Cities Habitat for Humanity from 2017 through 2019. Prior to joining Habitat for Humanity in 2017, Ms. Wheelock was on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) and the Vice President of University Services at the University of Minnesota from 2012 through 2016, where she served as chief operations officer of the University. She also served as Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Vice President of the Bush Foundation from 2009 to 2011, and Executive Vice President and Chief Financial Officer of Minnesota Sports and Entertainment from 2004 to 2009. Ms. Wheelock served as the Executive Budget Officer and Finance Commissioner for the State of Minnesota from 1999 to 2002.

Consideration of Diversity by the Nominating and Governance Committee

The Nominating and Governance Committee takes the overall diversity of the Board into account when considering and evaluating nominees for Trustee. While the

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Nominating and Governance Committee has not adopted a specific policy on diversity or a particular definition of diversity, when considering nominees, the Nominating and Governance Committee generally considers the manner in which each nominee’s professional experience, background, skills in matters that are relevant to the oversight of the funds (e.g., investment management, distribution, accounting, trading, compliance and legal), and general leadership experience are complementary to the existing Trustees’ attributes.

Nominating and Governance Committee

The members of the Nominating and Governance Committee are “independent” as defined in the NYSE American Exchange’s listing standards. The Board has adopted a written Nominating and Governance Committee Charter which is attached to this proxy statement as Exhibit A. The Nominating and Governance Committee Charter describes the Nominating and Governance Committee functions. The Nominating and Governance Committee reviews the Nominating and Governance Committee Charter at least annually and may recommend changes to the Board.

The Board has approved a policy pursuant to which the Board may consider nominees for election as Trustees, which is described further in the Nominating and Governance Committee Charter. The policy states the minimum nominee qualifications, the process for identifying and evaluating trustee nominees and the process for considering nominees recommended by Shareholders.

Communications with Board Members

The Board has approved a policy for communications with Board members. Any Shareholder who wishes to send a communication to the Board should send the communication to the Allspring Multi-Sector Income Fund Board of Trustees, 525 Market Street, 12th Floor, San Francisco, California 94105. If a Shareholder wishes to send a communication directly to an individual Trustee or to a committee of the Fund’s Board, the communication should be specifically addressed to such individual Trustee or committee and sent to the above address.

Trustee Attendance Policy at Annual Shareholder Meetings

Funds that are listed on the NYSE American Exchange are required each year to hold an Annual Meeting of Shareholders. It is the policy of the Fund to encourage at least one Trustee to attend each such Annual Meeting of Shareholders either in person, by video conference, or by teleconference. Ms. Olivia Mitchell attended the previous year’s Annual Meeting of Shareholders telephonically.

Current Officers

The following table contains specific information about each executive officer of the Fund as of October 31, 2021, including: name, address and year of birth, position held with the Fund, length of time served and principal occupation(s) during the past five

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years or longer, including offices held with Allspring Funds Management, Allspring Global Investments Holdings, LLC and their affiliated companies.

Name, Address and Year of Birth	Position with Fund	Principal Occupation(s) During Past 5 Years or Longer
Andrew Owen 525 Market Street San Francisco, CA 94105 Year of Birth: 1960	President, since 2017

President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.

Jeremy M. DePalma 101 Seaport Blvd Boston, MA 02210 Year of Birth: 1974	Treasurer since, 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)

Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Kate McKinley 101 Seaport Blvd Boston, MA 02210 Year of Birth: 1977	Chief Legal Officer and Chief Compliance Officer, since 2021

Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors, Inc. beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021. Previously served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.

Matthew Prasse 101 Seaport Blvd Boston, MA 02210 Year of Birth: 1983	Secretary, since 2021

Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.

Remuneration of Officers and Trustees

Fees, salaries or other remuneration of officers of the Fund who also serve as officers or employees of Allspring Funds Management or any of its affiliated companies are borne by Allspring Funds Management or the Allspring Global Investments Holdings,

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LLC affiliate for whom the individual serves. The Fund’s principal executive officers did not receive any compensation or expense reimbursement from the Fund for the fiscal year ended October 31, 2021. The Fund reimburses all Trustees for expenses incurred in connection with attending meetings of the Board. The Trustees do not receive any pension or retirement benefits from the Fund. For the fiscal year ended October 31, 2021, the Trustees earned the following compensation from the Fund and the Fund Complex:

Name of Person and Position with the Fund	Compensation From the Fund	Total Compensation From the Fund and Fund Complex Paid to Trustees[1]
Non-Interested Nominee Trustees
Timothy J. Penny	$2,892	$402,000
James G. Polisson	$2,352	$327,000
Pamela Wheelock	$2,352	$327,000
Non-Interested Trustees
William R. Ebsworth	$2,352	$327,000
Jane A. Freeman	$2,496	$347,000
Isaiah Harris, Jr.	$2,568	$357,000
Judith M. Johnson	$2,341	$325,500
David F. Larcker	$2,352	$327,000
Olivia S. Mitchell	$2,496	$347,000
1.	As of October 31, 2021, the Fund Complex consisted of 139 funds.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Fund’s Trustees, principal executive officers and certain other persons (“Reporting Entities”) to file reports regarding ownership of, and transactions in, the Fund’s securities with the SEC. Copies of the required filings must also be furnished to the Fund. During the most recent fiscal year, the Fund believes that all reports required to be filed by the Reporting Entities were filed on a timely basis, except that a Form 3 was not timely filed for Simon Cockbill, Chief Compliance Officer of Allspring UK.

Forms 3, 4, and 5 for the officers and Trustees of the Fund may be accessed through the Allspring Funds website at www.allspringglobal.com.

SERVICE PROVIDERS

Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. currently serves as both the Fund’s adviser and administrator. The principal business address of Allspring Funds Management is 525 Market Street, San Francisco, California 94105.

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Allspring UK, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC and an affiliate of Allspring Funds Management, currently serves as a sub-adviser to the Fund. The principal business address of Allspring UK is the Broadgate Tower, Third Floor, 20 Primrose Street, London EC2A 2RS. Allspring Investments, a wholly owned subsidiary of Allspring Global Investments Holdings LLC and an affiliate of Allspring Funds Management, currently serves as the other sub-adviser to the Fund. The principal business address of Allspring Investments is 525 Market Street, San Francisco, California 94105.

Computershare Fund Services is the Fund’s transfer agent and is located at P.O. Box 43010, Providence, Rhode Island 02940-3010.

KPMG LLP (“KPMG”), Two Financial Center, 60 South Street, Boston, Massachusetts 02111, has been approved by the Trustees of the Fund as the independent registered public accounting firm of the Fund for the current fiscal year ending October 31, 2021.

The Audit Committee of the Board unanimously recommended the selection of KPMG, and the Board unanimously approved such selection, at meetings held on November 11, 2021.

The Fund’s Audit Committee has established and adopted policies and procedures whereby the Audit Committee Chairman is authorized to pre-approve: (1) audit services to the Fund; (2) non-audit tax or compliance consulting or training services provided to the Fund by its independent registered accounting firm if the fees for any particular engagement are not anticipated to exceed a specified dollar amount; and (3) non-audit tax or compliance consulting or training services provided by the independent registered public accounting firm to the Fund’s investment adviser and its adviser affiliates (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee for any particular engagement is not anticipated to exceed a specified dollar amount. For any pre-approval sought from the Chairman, the adviser shall prepare a brief description of the proposed services. If the Chairman approves such service, he or she shall sign the statement prepared by the adviser, and such written statement shall be presented to the full Audit Committee at its next regularly scheduled meeting.

A representative of KPMG, if requested in advance by any Shareholder, will be present via telephone at the Meeting to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so. Absent such a Shareholder request, it is not expected that such representative will be present at the Meeting.

In approving the selection of KPMG for the Fund, the Audit Committee considered, in addition to other practices and requirements relating to the selection of the Fund’s independent registered public accounting firm, whether any services performed by KPMG for the Fund and the investment adviser and for certain related parties for which KPMG received non-audit fees are compatible with maintaining the independence of KPMG as the Fund’s independent registered public accounting firm.

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On December 16, 2021, the Audit Committee reviewed and discussed with management the Fund’s audited financial statements for the fiscal year ended October 31, 2021. The Audit Committee has reviewed and discussed with KPMG the matters required to be discussed by Statements on Auditing Standards, No. 114, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from KPMG required by the Public Company Accounting Oversight Board regarding certain communications, and has discussed with KPMG its independence. Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the annual report to Shareholders for the previous fiscal year for filing with the SEC.

The following table presents fees billed for professional audit services rendered by KPMG for the audit of the Fund’s annual financial statements for the past two fiscal years and for fees billed for other services rendered by KPMG to the Fund. There were no fees paid to KPMG during the fiscal years where the de minimis exception was used.

	2021	2020
Audit fees	$60,310	$67,510
Audit-related fees	$0	$0
Tax fees[1]	$4,510	$4,340
Non-audit fees	$0	$0
All other fees	$0	$0
1.	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

The Board has adopted a written charter for the Audit Committee which is attached to this proxy statement as Exhibit B. The Audit Committee reviews the charter at least annually and may recommend changes to the Board.

SIMULTANEOUS MEETINGS

As of the date of this proxy statement, neither the Fund’s officers nor Allspring Funds Management are aware of any other business to come before the Meeting other than as set forth in the Notice of Annual Meeting of Shareholders. If any other business is properly brought before the Meeting or any adjournment thereof, the persons named as proxies in the enclosed proxy card will vote in accordance with the views of management of the Fund.

REQUIRED VOTE FOR EACH PROPOSAL

The vote of a plurality of the votes cast by Shareholders present in person or represented by proxy at the Meeting is required for the election of trustees.

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Notice

A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware. As provided in the Declaration, the obligations of any instrument made or issued by any Trustee or Trustees or by any officer or officers of the Fund are not binding upon any of them or the Shareholders individually, but are binding only upon the assets and property of the Fund.

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Shareholder Proposals

Proposals intended to be presented by a Shareholder at the annual meeting of Shareholders to be held in 2023 must be received by the Fund’s Secretary at the Fund’s principal executive office by September 1, 2022 in order to be considered for inclusion in the Fund’s proxy statement and proxy card relating to that meeting pursuant to Rule 14a-8 under the Exchange Act. If a Shareholder wishes to present a proposal at the annual meeting of Shareholders to be held in 2023 without having the proposal included in the Fund’s proxy statement, including a proposal to nominate any persons for election to the Board, such proposal must be delivered to the Fund’s Secretary at the Fund’s principal executive office not earlier than the close of business on September 1, 2022 and not later than the close of business on October 3, 2022. Timely receipt or delivery of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement or presented at the meeting, given that such inclusion and presentation are subject to various conditions and requirements, including those specified by applicable law and by the Fund’s governing documents. The Chair of the meeting may refuse to acknowledge a nomination or other proposal by a Shareholder that is not made in the manner described above.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE.

R. Matthew Prasse

Secretary

December 31, 2021

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INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

CORPORATE ACCOUNTS REGISTRATION	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS REGISTRATION
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS REGISTRATION
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY

VOTE BY TELEPHONE:

1. Read the proxy statement and have your proxy card at hand.
2. Call the toll-free number on your proxy card.

VOTE BY INTERNET:

1. Read the proxy statement and have your proxy card at hand.
2. Go to the website indicated on your proxy card and follow the voting instructions.

The telephone and Internet voting procedures are designed to authenticate Shareholder identities, to allow Shareholders to give their voting instructions, and to confirm that Shareholders’ instructions have been recorded properly. Please note that, although there is no charge to you for voting by telephone or Internet, there may be costs associated with electronic access, such as usage charges from telephone companies and Internet service providers, that must be borne by the Shareholders.

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Voting by telephone or Internet is generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about voting, please call Computershare Fund Services, our proxy solicitor, at 866-209-5784 (toll free).

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EXHIBIT A

ALLSPRING FUNDS TRUST
ALLSPRING MASTER TRUST
ALLSPRING VARIABLE TRUST
ALLSPRING GLOBAL DIVIDEND OPPORTUNITY FUND
ALLSPRING INCOME OPPORTUNITIES FUND
ALLSPRING MULTI-SECTOR INCOME FUND
ALLSPRING UTILITIES AND HIGH INCOME FUND
(collectively, the “Trusts”)

CHARTER OF THE NOMINATING AND GOVERNANCE COMMITTEES

Nominating and Governance Committee Membership and Chair

The Nominating and Governance Committee of each Trust (the “Committee”) shall be composed only of Trustees who are not “interested persons” of the Trusts, or of any investment adviser or principal underwriter of the Trusts or any series thereof (a “Fund”), as defined in the Investment Company Act of 1940 (“Independent Trustees”). The full Boards shall designate the members of the Committee, after due consideration of nominations, if any, from the Committee, and shall designate the Chair.

Board Nominations

1. Except with respect to any trustee nomination made by an eligible shareholder or shareholder group as permitted by applicable law (and, with respect to each Trust that is a registered closed-end management investment company (“Closed-End Fund”), in accordance with the By-Laws of such Closed-End Fund), the Committee shall make all nominations for membership on the Board of Trustees of each Trust. The Committee shall evaluate each candidate’s qualifications for Board membership and his or her independence from the Funds’ investment adviser(s) and principal underwriter(s) and, as it deems appropriate, other principal service providers. Any person nominated to serve as an Independent Trustee must not be, on the effective date of his or her appointment or election, an “interested person” of the Trusts, or of any investment adviser or principal underwriter of the Funds, as defined in the Investment Company Act of 1940 (the “1940 Act”), and, with respect to each Closed-End Fund, such person must also satisfy, on such date, applicable independence requirements of the listing standards of securities exchanges on which shares of such Closed-End Fund are traded.

a. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry, business, professional and related experience and accomplishments, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and the candidate’s ability to work effectively and collaboratively with other members of the Board, and

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(vi) overall diversity of the Board’s composition and how the candidate’s skills, experiences and attributes would contribute to the mix of relevant skills and experience on the Board.

b. The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to submit properly a candidate for nomination by the Committee. Shareholder recommendations not properly submitted in accordance with the requirements of Appendix A will not be considered for nomination by the Committee.

2. Process for evaluating independence and potential conflicts of interest of Independent Trustee candidates.

a. As a threshold matter, the background of a candidate to serve as an Independent Trustee must be reviewed to confirm that the person meets or, on the effective date of his or her appointment or election will meet, the technical requirements under the 1940 Act for being an Independent Trustee, and, with respect to Independent Trustee candidates for the Board of each Closed-End Fund, that such person satisfies or, on the effective date of his or her appointment or election will satisfy, applicable independence requirements of the listing standards of securities exchanges on which shares of such Closed-End Fund are traded.

b. In addition to satisfying the applicable technical requirements set forth in 2.a., above, the candidate’s business and personal connections (as reflected in the responses to questions in the Trustees’ and Officers’ Questionnaire completed by each current and prospective Trustee) must be reviewed to confirm that they do not create any actual or potential impairment to the person’s independence with respect to the Funds.

c. With respect to any candidate, the Committee shall elicit such information from senior management that the Committee deems appropriate, if any, to evaluating the merits of the candidate.

d. Disqualifying factors:

i. No candidate shall be nominated for membership on the Board if, upon appointment or election to the Board, that candidate serves or has agreed to serve on the board of any registered investment company outside of the Allspring Funds family, unless otherwise approved by the Committee. No candidate shall be nominated for membership on the Board if that candidate serves or has agreed to serve as an officer, partner, employee, or in any similar capacity with a firm that serves as an investment adviser, sub-adviser, or principal underwriter of any registered investment company outside of the Allspring Funds family. Similarly, if a candidate serves in such capacity for a registered investment adviser or registered broker-dealer, but that firm currently does not serve as an investment adviser, sub-adviser, or principal underwriter for any such registered investment company, such candidate shall be nominated only upon the express agreement that he or she would resign

Allspring Multi-Sector Income Fund Proxy Statement | A-2

from the Board in the event that his or her firm subsequently undertakes such a role for any registered investment company outside of the Allspring Funds family; provided, that if a candidate is an officer, partner, or employee of, or serves in a similar capacity for, a broker-dealer, nothing herein is intended to confer on such candidate eligibility for nomination as an Independent Trustee if he or she would be an “interested person” of the Funds pursuant to the 1940 Act by virtue of the activities of such broker-dealer.

ii. No candidate shall be nominated for membership on the Board if that candidate serves on the board of a firm that serves as an investment adviser, sub-adviser or principal underwriter of any registered investment company outside of the Allspring Funds family, unless an exception from this policy is expressly approved by the Committee. Similarly, if a candidate serves on the board of a registered investment adviser or registered broker-dealer, but that firm currently does not serve as an investment adviser, sub-adviser, or principal underwriter of any such registered investment company, such candidate shall be nominated only upon the express agreement that he or she would, unless an exception from this policy is expressly approved by the Committee, resign from the Board in the event that his or her firm subsequently undertakes such a role for any registered investment company outside of the Allspring Funds family. Notwithstanding the foregoing, if a candidate is a director of a broker-dealer, nothing herein is intended to confer on such candidate eligibility for nomination as an Independent Trustee if he or she would be an “interested person” of the Funds pursuant to the 1940 Act by virtue of the activities of such broker-dealer.

3. The Committee shall review the composition of the Board when it deems it appropriate to do so to determine whether it may be appropriate to recommend adding individuals with backgrounds or skill sets that differ from those of the individuals already on the Board and/or recommend expanding or contracting the size of the Board.

Committee Nominations and Functions

1. The Committee shall propose nominations for membership on all committees and shall review committee assignments when it deems it appropriate to do so.

2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the Board. With respect to any committee of the Board of a Closed-End Fund, the powers, functions, size, membership and other aspects of the committee shall conform with any applicable requirements of the By-Laws of such Closed-end Fund.

Nominating and Governance Committee Chair

1. Chair of the Nominating and Governance Committee.

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a. In addition to any powers and duties specified in this Charter, the Chair of the Committee’s role is to preside at all meetings of the Committee and to act as a liaison with respect to governance-related matters with service providers, officers, attorneys, and other Committee members generally between meetings.

b. The Chair of the Committee shall be entitled to receive an additional annual fee in such amount, and payable in such frequency and manner, determined from time to time by the Board, for the additional work and time devoted by the Chair of the Committee.

2. Except for any duties specified herein or pursuant to a Trust’s charter document, the designation of Chair of the Committee does not impose on such Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

Compensation

1. The Committee shall periodically review and recommend any appropriate changes to trustee compensation to the Board.

Fund Share Ownership

1. The Committee shall periodically review and recommend any appropriate changes in respect of policies regarding share ownership in Allspring Funds by Trustees.

Board Leadership Structure

1. The Committee shall periodically review the Board leadership structure and shall recommend any appropriate leadership structure changes to the Board.

Advisory Trustee Nominations

1. The Committee may from time-to-time propose nominations of one or more individuals to serve as members of an “advisory board,” as such term is defined in Section 2(a)(1) of the 1940 Act (“Advisory Trustees”). An individual shall be eligible to serve as an Advisory Trustee only if that individual meets the requirements to be an Independent Trustee and does not otherwise serve the Trusts in any other capacity. Any Advisory Trustee shall serve at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board. An Advisory Trustee may be nominated and appointed or elected as a Trustee, at which time he or she shall cease to be Advisory Trustee. Any Advisory Trustee may resign at any time.

Other Powers and Responsibilities

1. The Committee shall review this Charter at least annually and recommend changes, if any, to the Board.

2. The Committee shall periodically review and address matters relating to the engagement and independence of legal counsel employed by the Independent Trustees and shall recommend any appropriate actions to the Board.

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3. The Committee shall have the resources and authority to discharge its responsibilities, including authority to retain special counsel and other experts or consultants, advisers or employees at the expense of the appropriate Fund(s).

4. In consultation with independent legal counsel to the Independent Trustees, the Committee shall consider the processes to be undertaken by the Board in connection with the annual assessment of the performance of the Board and the committees of the Board pursuant to rule 0-1(a)(7)(v) under the 1940 Act and under any applicable listing requirements.

5. The Committee shall set forth and periodically review governance principles for the Board and its committees and shall recommend changes, if any, to the Board. Those principles have been outlined in a separate document (Statement of Governance Principles).

6. The actions taken at meetings of the Committee shall be recorded in the minutes of such meetings. Meetings of the Committees may be conducted in person, telephonically, or via video-conference.

7. If the Committee’s membership does not include all of the Trustees, the Committee will report on actions taken at its meetings to the Board.

8. The Committee shall have such further responsibilities as are given to it from time to time by the Board.

Date of most recent Charter amendment: December 16, 2021

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

A shareholder of any series of the Trust must follow the following procedures in order to submit properly a nominee candidate recommendation for the Committee’s consideration.

The shareholder must submit any nominee candidate recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency

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applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. With respect to each Closed-End Fund, the Shareholder Recommendation also must comply with any timing or additional requirements applicable to shareholder nominations, as set forth in the By-Laws of such Closed-end Fund. In the event of any conflict or inconsistency with respect to the requirements applicable to a Shareholder Recommendation as between those established in these procedures and those in the By-Laws of a Closed-End Fund, the requirements of the By-Laws of such Closed-End Fund shall control.

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EXHIBIT B

ALLSPRING FUNDS TRUST
ALLSPRING VARIABLE TRUST
ALLSPRING MASTER TRUST
ALLSPRING GLOBAL DIVIDEND OPPORTUNITY FUND
ALLSPRING INCOME OPPORTUNITIES FUND
ALLSPRING MULTI-SECTOR INCOME FUND
ALLSPRING UTILITIES AND HIGH INCOME FUND

AUDIT COMMITTEES CHARTER

1. Composition, Chair and Audit Committee Financial Expert. The Audit Committees (“Committees”) of the Boards of Trustees (the “Boards”) of Allspring Funds Trust, Allspring Variable Trust, and Allspring Master Trust (collectively, the “Open-End Trusts”), Allspring Global Dividend Opportunity Fund (“EOD”), Allspring Income Opportunities Fund (“EAD”), Allspring Multi-Sector Income Fund (“ERC”), and Allspring Utilities and High Income Fund (“ERH”) (collectively, the “Closed-End Funds” and together, with the Open-End Trusts, the “Trusts”) shall be composed entirely of Trustees who are not “interested persons” of the Trusts or of any series thereof, or of any investment adviser or principal underwriter, as defined in the Investment Company Act of 1940 (“Independent Trustees”). The Committees of the Closed-End Funds (the “Closed-End Fund Committees”) shall have at least three members who are “independent” as that term is interpreted under Rule 10A-3 under the Securities Exchange Act of 1934 and under the listing standards of each exchange on which shares of the Closed-End Funds are traded, except as otherwise set forth by statute, rule, or listing standard. The full Boards shall designate the members of the Committees, after due consideration of nominations, if any, from the Governance Committee, and shall designate the Chair. Except for any duties specified herein or pursuant to a Trust’s charter document, the designation of Chair of the Audit Committee does not impose on such Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Committees and the Boards in the absence of such designation.

The Boards shall determine as often as they deem appropriate whether any member of the Committees is an “audit committee financial expert” as defined in Item 3 of Form N-CSR. Any member of the Committees who is determined to be such an expert shall not bear any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such member as a member of the Committees and the Boards in the absence of such determination.

2. Primary Responsibilities. The primary responsibilities of the Committees are:

■	to oversee the accounting and financial reporting policies of the Trusts or their series, as applicable (a Trust or any such series being referred to as a “Fund”, and collectively as the “Funds”), including their internal controls over financial reporting and, as a Committee deems appropriate, the internal controls over financial reporting of key service providers;

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■	to oversee the quality and objectivity of the Funds’ financial statements and the independent audit thereof;

■	to interact with the Funds’ registered public accounting firm (the “Auditors”) on behalf of the Boards, and to interact with the appropriate officers of the Trusts, and the investment managers, advisers, sub-advisers, administrators (collectively, “Management”) and other key service providers other than the Auditors regarding accounting and financial reporting matters;

■	to oversee or, as appropriate, assist with the Board’s oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal controls and independent audits; and

■	to approve the engagement of the Auditors and their fees annually and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Auditors.

The function of the Committees is oversight. Management is responsible for: (1) the preparation, quality and objectivity of the Funds’ financial statements; (2) the implementation of appropriate accounting and financial reporting principles and policies; and (3) the design and maintenance of internal controls and procedures designed to assure compliance with all applicable accounting standards, laws and regulations. The Auditors are responsible for planning and carrying out proper audits of the Funds’ financial statements and for performing other procedures as deemed necessary under applicable professional standards. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of Management or the Auditors.

Although the Committees are expected to take a detached and questioning approach to the matters that come before them, any review of the Funds’ financial statements by the Committees is not an audit, nor does any review by the Committees substitute for the responsibilities of Management for preparing, or the Auditors for auditing, the Funds’ financial statements. Members of the Committees are not employees of the Funds and, in serving on these Committees, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committees or their members to conduct “field work” or other types of auditing or accounting reviews or procedures. In addition, the authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Committees to plan or conduct any audit, to determine or certify that any Fund’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable laws, or to guarantee any report of the Auditors.

In discharging their duties, the members of the Committees are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data prepared or presented by: (1) one or more officers of the Trusts whom the member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, the Auditors or other public accountants, or other persons as to matters the member reasonably believes are within the person’s professional or expert competence; or (3) another Board committee on which the member does not sit.

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3. Duties and Powers. To carry out their responsibilities, the Committees shall have the following duties and powers, to be discharged in such a manner as the Committees deem appropriate, in their sole discretion:

•	to approve the engagement of the Auditors to annually audit and provide audit and tax services necessary to support their audit opinion on a Fund’s financial statements, to recommend to the Independent Trustees the selection, retention or termination of the Auditors and, in connection therewith, to review and evaluate matters brought to their attention potentially affecting the independence and capabilities of the Auditors;

•	to approve the engagement of the Auditors to provide non-audit services to a Fund, or to an investment adviser (not including a sub-adviser whose role is primarily investment management and is sub-contracted or overseen by another investment adviser) (“covered adviser”) or any entity controlling, controlled by, or under common control with a covered adviser (“control affiliate”) that provides ongoing services to a Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

•	to implement any policies and procedures for pre-approval of the engagement of the Auditors as are set forth in this Charter to provide audit or non-audit services to a Fund and/or to provide non-audit services to a covered adviser or a control affiliate that provides ongoing services to the Fund, which services relate directly to the operations and financial reporting of the Fund, provided in either case that the policies and procedures are detailed as to the particular services covered;

•	to consider whether the provision by the Auditors of non-audit services to a covered adviser or a control affiliate that provides ongoing services to the Fund, which services were not required to be pre-approved by the Committees, is compatible with maintaining the Auditors’ independence;

•	to assess the Auditors’ independence at least annually, in connection with which the Committees shall receive and review a report by the Auditors disclosing all relationships that may affect the Auditors’ independence, including the disclosures required by Public Company Accounting Oversight Board (“PCAOB”) Rule 3526 or any other applicable auditing standard and any relationships of the Auditors’ affiliates that could reasonably be thought to bear on the independence of the Auditors;

•	to receive from, to review and to discuss with the Auditors, and with Management and other key service providers to the extent the Committees deem appropriate, the matters about which PCAOB Auditing Standard No. 1301 (Codification of PCAOB Statements on Auditing Standards) (“AS 1301”) requires communication, including those specifically mentioned in this Charter; provided that, pursuant to Section 12 of this Charter, the Audit Committee Chair shall communicate with the Auditors on behalf of the Committees with respect to matters about which AS 1301 requires communication, and it is the duty of each member of the Committees to communicate promptly with the Audit Committee Chair if such member becomes aware of any matters relevant to an audit of a Fund that is required to be communicated to the Auditors pursuant to AS 1301,

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including, but not limited to, violations or possible violations of laws or regulations;

•	to review the arrangements for and scope of the Funds’ annual audits and any special audits;

•	to review and approve the fees proposed to be charged to the Funds by the Auditors for all audit and non-audit services;

•	to meet with, and consider information and comments from, the Auditors with respect to the Funds’ financial statements and the Funds’ accounting and financial reporting policies, procedures and internal controls (including the Funds’ critical accounting policies and practices and any adjustments to a Fund’s financial statements recommended by the Auditors), and to consider Management’s responses to any such comments and, to the extent the Committees deem necessary or appropriate, to promote improvements in the quality of the Funds’ accounting and financial reporting;

•	to review the form of engagement letter used by the Funds to engage the Auditors for all audit and non-audit services;

•	to oversee the resolution of any material disagreements between Management and the Auditors regarding financial reporting that are brought to the Committees’ attention;

•	to review with the Funds’ principal executive officer and/or principal financial officer, in connection with their certifications of any filings by the Funds on Form N-CSR any successor form, any significant deficiencies in the design or operation of disclosure controls and procedures or material weaknesses therein or in internal controls over financial reporting and any reported evidence of fraud involving Management or any other key service providers or any of their employees who have a significant role in the Funds’ disclosure controls and procedures;

•	to investigate or initiate investigation of reports of improprieties or suspected improprieties in connection with the Funds’ accounting or financial reporting;

•	to report their activities to the respective Boards on a regular basis and to make such recommendations with respect to the matters described above and other matters as the Committees may deem necessary or appropriate;

•	to inquire of the Auditors and Management as to whether appropriate staffing levels are being maintained within the audit engagement team, internal accounting and administration staff; and

•	to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

4. All Closed-End Fund Committees. The Closed-End Fund Committees shall be directly responsible for the appointment, compensation, retention and oversight of the work of any Auditor engaged (including resolution of disagreements between Management and the Auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Closed-End Funds, and each such Auditor must report directly to its respective Closed-End Fund Committee.

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The Closed-End Fund Committees shall also establish procedures for (1) the receipt, retention, and treatment of complaints received by the Closed-End Funds regarding accounting, internal accounting controls, or auditing matters; and (2) the confidential, anonymous submission by employees of the Closed-End Funds, the Closed-End Funds’ investment adviser, administrator, principal underwriter (if any) or any other provider of accounting-related services for the Closed-End Funds, of concerns regarding questionable accounting or auditing matters.

Each of the Closed-End Fund Committees shall have the power, in addition to the responsibilities, duties and powers included elsewhere in this Charter, to be discharged in such a manner as the Committee deems appropriate in its sole discretion, to review such disclosures or statements made by the respective Closed-End Fund Committee in the Closed-End Funds’ annual or semi-annual report or proxy statement.

5. NYSE American Closed-End Fund Committees. Any Closed-End Fund with shares listed on the NYSE American exchange (the “NYSE American”) must comply with applicable listing standard requirements.1 Accordingly, each member of an audit committee of a fund listed on the NYSE American (“NYSE American Closed-End Fund Committee”) must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. Further, at least one member of a NYSE American Closed-End Fund Committee must be “financially sophisticated,” as such term is defined in the listing standards of the NYSE American2.

The purpose of a NYSE American Closed-End Fund Committee includes, in addition to the responsibilities, duties and powers included elsewhere in this Charter, overseeing the accounting and financial reporting processes and audits of the Closed-End Fund. NYSE American Closed-End Fund Committees must actively engage in a dialogue with the Auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the Auditors and are responsible for taking, or recommending that the Boards take, appropriate action to oversee the independence of the Auditors. Committee members must not have participated in the preparation of the financial statements of the Closed-End Fund at any time during the three years prior to appointment to the NYSE American Closed-End Fund Committee. The NYSE American Closed-End Fund Committees shall meet on a regular basis, as often as necessary to fulfill their responsibilities, including at least annually in connection with the issuance of audited financial statements.

6. New York Stock Exchange Closed-End Fund Committees. Any Closed-End Fund with shares listed on the New York Stock Exchange (the “NYSE”) must comply with applicable listing standard requirements.3 Accordingly, each member of an audit committee of a fund listed on the NYSE (“NYSE Closed-End Fund Committee”) must be “financially literate” (or become so within a reasonable time after his or her appointment to the committee).4 Further, at least one member of an NYSE Closed-End Fund Committee must have “accounting or related financial expertise”.5

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The purpose of a NYSE Closed-End Fund Committee includes, in addition to the responsibilities, duties and powers included elsewhere in this Charter, assisting with the Board’s oversight of the integrity of the Closed-End Fund’s financial statements, the Closed-End Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Closed-End Fund’s Auditors, and the performance of the Closed-End Fund’s internal audit functions (if any) and Auditors.

The NYSE Closed-End Fund Committee shall have the following duties and powers, in addition to the responsibilities, duties and powers included elsewhere in this Charter, to be discharged in such a manner as the Committee deems appropriate, in its sole discretion:

■	to obtain and review at least annually a report from the Auditors describing (1) the accounting firm’s internal quality-control procedures, (2) any material issues raised (a) by the Auditors’ most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues, and (3) all relationships between the Auditors and the Closed-End Fund to assess the Auditor’s independence;[6]

■	to meet to review and discuss with Management the Closed-End Fund’s audited annual and unaudited semi-annual financial statements, as well as the annual “Management’s Discussion of Fund Performance” prior to inclusion, in its Form N-CSR;

■	to discuss any press releases regarding the Closed-End Fund’s investment performance, distributions and/or other financial information about the Closed-End Fund, as well as any financial information provided to analysts or rating agencies. The NYSE Closed-End Fund Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information;

■	to discuss guidelines and policies with respect to risk assessment and risk management;

■	to review with the Auditors any audit problems or difficulties encountered in the course of their audit work and Management’s responses thereto;[7]

■	to set clear policies for the hiring by the Closed-End Fund of employees or former employees of the Closed-End Fund’s Auditors, to the extent that the Closed-End Fund intends to have employees;

■	to report regularly to the Closed-End Fund Board; and

■	to consider whether to recommend to the Board that the audited financial statements be included in the annual report for the Closed-End Fund.

The performance of the NYSE Closed-End Fund Committee shall be reviewed at least annually by the Committee or by the Board and may be conducted as part of the Board’s annual self-assessment. Unless otherwise determined by the Board, no member of the NYSE Closed-End Fund Committee may serve on the audit committee of more than two other public companies.8

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7. Meetings. The Committees shall meet at least twice annually, and are empowered to hold special meetings as circumstances require. The Committees shall record minutes of their meetings and shall invite Trustees who are not members of the Committees, Management, counsel and representatives of service providers to attend meetings and provide information as the Committees, in their sole discretion, consider appropriate. The Committees shall periodically meet separately in executive session with the Auditors. Meetings of the Committees may be conducted in person, telephonically, or via video-conference.

8. Auditor Pre-Approval. The Auditors are hereby pre-approved to: (a) audit newly created Funds; (b) perform “agreed upon procedures” reviews in connection with Fund reorganizations and/or provide comfort letters in connection with securities offerings; (c) review special Fund registration statement filings; (d) provide comments to regulatory filings; and (e) perform non-audit services for a Fund, and for the Fund’s covered adviser and its control affiliates that provide ongoing services to the Fund where the engagement relates directly to the operations and financial reporting of the Fund, provided that any such non-audit services fall within the specified categories of services listed on Tab A and that the fees for such services do not exceed the pre-approved dollar amounts listed on Tab A. To the extent that the non-audit services or fees would fall outside of the aforementioned pre-approvals, such services or fees may be pre-approved by the Committees, or by the Chair pursuant to delegated authority in accordance with Section 9 below.

9. Pre-Approval Procedure. The Audit Committee Chair is authorized to pre-approve: (1) audit services to the Funds; (2) non-audit tax or other categories of services identified in Section 8 above or compliance consulting or training services provided to the Funds by the Auditors if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s covered adviser and its control affiliates (where pre-approval is required because the covered adviser or its control affiliate provides ongoing services to the Fund and the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief written statement describing the proposed services. If the Chair approves of such service, he or she shall sign the statement prepared by Management or otherwise evidence in writing his or her approval, which may be given by electronic mail. Such written statement, or the written engagement for the proposed services described in the statement, shall be reported to the full Committees at their next regularly scheduled meeting.

10. Availability. The Committees shall be reasonably available to meet with the Treasurer and other appropriate officers of the Trusts, and with internal accounting staff, and individuals with internal audit responsibilities, for consultation on audit, accounting, and related financial matters.

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11. Resources. The Committees shall be given the resources and shall have the authority appropriate to discharge their responsibilities, including the authority to retain special or independent counsel and other experts, advisors or consultants at the expense of the appropriate Fund(s) and to determine the appropriate funding for payment of compensation to Auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund and the Committees’ ordinary administrative expenses that are necessary or appropriate in carrying out their duties.

12. Audit Committee Chair.

■	The Chair’s role is to preside at all meetings of the Committees and to act as a liaison with respect to audit, accounting and related financial matters with the Auditors, Management, and other Committee members generally between meetings. Without limiting the generality of the foregoing, the Chair shall communicate with the Auditors on behalf of the Committees with respect to matters relevant to the audit under AS 1301, as provided in Section 3(f) of this Charter.

■	The Chair shall be entitled to receive an additional annual fee in such amount, and payable in such frequency and manner, determined from time to time by the Boards, for the additional work and time devoted by the Chair.

13. Miscellaneous. The Committees shall review and reapprove this Charter as often as they deem appropriate, but not less often than annually, and recommend any changes that they deem appropriate to the Boards. The Committees shall have such further responsibilities as are given to them from time to time by the Boards. The Committees shall consult as they deem appropriate with Management, the Auditors and counsel as to legal or regulatory developments affecting their responsibilities, as well as relevant tax, accounting and industry developments. The actions taken at meetings of the Committees shall be recorded in the minutes of such meetings. If the Committees’ membership does not include all of the Trustees or if otherwise requested by the Boards, the Committees will report on actions taken at their meetings to the Boards. The Committees shall have such further responsibilities as are given to them from time to time by the Boards.

Nothing in this Charter shall be interpreted as diminishing or derogating the responsibilities of the Boards.

Date of most recent Charter Amendment: December 16, 2021

1.	As of August 2021, shares of EAD, ERC and ERH were listed on the NYSE American. Although the NYSE American Company Guide exempts closed-end funds from certain listing requirements, this Charter has been drafted according to the view expressed by regulators that they may, in fact, apply some of those requirements to closed-end funds.
2.	One is “financially sophisticated” if that individual qualifies as an “audit committee financial expert” under Item 3 of Form N-CSR.
3.	As of August 2021, shares of EOD were listed on the NYSE.
4.	“Financial literacy” is generally interpreted to signify the ability to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.
5.	One has “accounting or related financial expertise” if that individual qualifies as an “audit committee

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financial expert” under the Item 407(d)(5)(ii) of Regulation S-K standard, which is identical to that of Item 3 of Form N-CSR.
6.	The NYSE Closed-End Fund Committee may evaluate the lead partner of the independent auditor team.
7.	The NYSE Closed-End Fund Committee may consider and discuss with the Auditors any material issues on which the national office of the Auditors was consulted by the Closed-End Fund’s audit team.
8.	Service on multiple boards in the same fund complex is counted as service on one board for the purposes of this requirement.

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TAB A

Allspring Funds
Schedule of Pre-Approved Non-Audit Services
(Pre-approval amounts are for each calendar year period)

Non-Audit Services	Fee Range
Assistance with Internal Revenue Code Sections 851(b) and 817(h) diversification testing (upon specific request as Allspring Fund Tax Department is currently responsible for diversification testing).	Not to exceed $3,500 per fund
Tax assistance and advice regarding tax consequences of new investment products or proposed changes to existing products.	Not to exceed $15,000
Tax assistance and advice regarding statutory, regulatory or administrative developments.	Not to exceed $15,000
Services related to contesting any assessed Internal Revenue Service penalties for incorrect reporting of Fund Forms 1120-RIC and Form 1099.	Not to exceed $10,000
Other International tax services (generally related to foreign tax withholding).	Not to exceed $15,000
Tax assistance and advice regarding evaluation of complex security transactions.	Not to exceed $30,000
Tax and/or other non-audit services associated with Fund mergers and liquidations.	Not to exceed $8,000 per fund merger/ liquidation

Date of most recent Schedule approval: December 16, 2021

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
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Follow the on-screen instructions
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Call 1-800-337-3503
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Vote, sign and date this Proxy Card
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VOTE IN PERSON
Attend Shareholder Meeting
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on February 7, 2022

Please detach at perforation before mailing.

PROXY

ALLSPRING MULTI-SECTOR INCOME FUND
COMMON SHARES
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 7, 2022

This Proxy is solicited on behalf of the Board of Trustees of Allspring Multi-Sector Income Fund (the “Fund”) for the Annual Meeting of Shareholders. The undersigned, revoking any previously executed proxies, hereby appoints R. Matthew Prasse, Maureen E. Towle and Johanne F. Castro, or each of them acting individually, as proxies of the undersigned, each with full power of substitution, to represent and vote all of the common shares of the Fund that the undersigned would be entitled to vote at the 2022 Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, 525 Market Street, 12th Floor, San Francisco, California 94105 on February 7, 2022, at 10:30 a.m., Pacific time, and at any and all adjournments thereof.

Receipt of the Notice of Meeting and the accompanying Proxy Statement, which describes the matters to be considered and voted on, is hereby acknowledged.

VOTE VIA THE TELEPHONE: 1-800-337-3503
VOTE VIA THE INTERNET: www.proxy-direct.com

ERC_32467_120821
UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE ON THE REVERSE SIDE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND IMPORTANT NOTICE REGARDING THE AVAILABILITY
OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 7, 2022:

You may obtain a copy of this proxy statement, the accompanying Notice of Annual Meeting of Shareholders, the proxy card and the Annual Report of the Fund for the period ended October 31, 2021 without charge by visiting the following Website: https://www.proxy-direct.com/wfa-32467

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

The Shares represented by this proxy will be voted as specified in the following Item 1, but if you return a signed proxy card and no choice is specified, they will be voted FOR the election of the three (3) persons named below as nominee Trustees under “Election of Trustees (Proposal 1).” If any nominee for any reason becomes unable to serve or is unwilling to serve or for good cause will not serve, the persons named as proxies on the other side of this proxy card will vote for the election of such other person or persons as they may consider qualified. The Board of Trustees has no reason to believe that any of the three (3) nominee Trustees will be unable or unwilling to serve.

If any other matters about which the Fund did not have timely notice properly come before the meeting, authorization is given to the proxy holders to vote in accordance with the views of management of the Fund.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: X

A Proposal THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE.

1. Election of Trustees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Nominees:
01. Timothy J. Penny 02. James G. Polisson 03. Pamela Wheelock
To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.
2. To transact such other business as may properly come before the meeting or any adjournment thereof

B Authorized Signatures - This section must be completed for your vote to be counted.- Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

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Date (mm/dd/yyyy) - Please print date below

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Signature 1 - Please keep signature within the box

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Signature 2 - Please keep signature within the box

Scanner bar code
xxxxxxxxxxxxxx ERC 32467 xxxxxxxx